MAINSTAY FUNDS TRUST

MainStay S&P 500 Index Fund

(the “Fund”)

Supplement dated March 18, 2022 (“Supplement”) to the Summary Prospectuses, Prospectus and
Statement of Additional Information (“SAI”), each dated February 28, 2022, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

During the second quarter of 2022, Francis J. Ok, the portfolio manager from MacKay Shields LLC (“MacKay Shields”) who manages the day-to-day investment operations of the Fund, will transition from MacKay Shields to IndexIQ Advisors LLC (“IndexIQ”), which is a wholly-owned, indirect subsidiary of New York Life Investment Management Holdings LLC. This transition will not impact the investment strategies or risks of the Fund.

At meetings held March 16-17, 2022, the Board of Trustees of MainStay Funds Trust (the “Board”) approved the assumption by IndexIQ of the subadvisory agreement between MacKay Shields and New York Life Investment Management LLC (“New York Life Investments”) with respect to the Fund. As a result, under the supervision of New York Life Investments, IndexIQ will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund, or in the subadvisory fees paid by New York Life Investments with respect to the Fund. Accordingly, at the time the transition occurs, the following changes will take effect:

1. All references to MacKay Shields as the subadvisor to the Fund are hereby replaced with IndexIQ.

2. The Prospectus sub-section entitled “Who Manages Your Money” in the section entitled “Know With Whom You Are Investing” is amended to include the following description for IndexIQ:

IndexIQ Advisors LLC (“IndexIQ”) has been registered as an investment advisor with the SEC since August 2007, has provided investment advisory services to registered investment companies since June 2008, and is a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC. IndexIQ’s principal office is at 51 Madison Avenue, New York, New York 10010. As of December 31, 2021, IndexIQ had approximately $5.03 billion in assets under management.

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